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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                         FORM 8-K / A (Ammendment No. 1)

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) April 15, 1998.
                                                     --------------

                                OMI Trust 1998-A
                ---------------------------------------------------
               (Exact name of registrant as specified in charter)


     Pennsylvania               333-31441               applied for
(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)       Identification No.)

 c/o PNC Bank, National Association
 Corporate Trust Department
 Attention:  Judy Wisniewskie
 1700 Market Street
 Philadelphia, Pennsylvania                             19103
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

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         (Former name or former address, if changed since last report.)


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          OMI TRUST 1998-A, Registrant

                          By:  Oakwood Acceptance Corporation,
                                   as servicer


April 23, 1998
                               ---------------
                               Douglas R. Muir
                               Vice President